Exhibit 10.3

AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT

THIS AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT dated as of October 11, 2012 (this “Pledge Agreement”), is being entered into among GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation (the “Company” and a “Borrower”), GRANITE CONSTRUCTION COMPANY, a California corporation (“GCC” and a “Borrower”), GILC INCORPORATED, a California corporation (“GILC” and a “Borrower”, and together with the Company and GCC, collectively, the “Borrowers”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE COMPANY AND EACH OTHER PERSON THAT SHALL BECOME A PARTY HERETO BY EXECUTION OF A PLEDGE JOINDER AGREEMENT (each a “Guarantor” and, together with the Borrowers, collectively, the “Pledgors”), and BANK OF AMERICA, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”) for each of the Secured Creditors (as defined in the Intercreditor Agreement referenced below).

RECITALS:

A.           The Pledgors and Bank of America, N.A., as administrative agent, are parties to that certain Securities Pledge Agreement dated as of December 23, 2010 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Pledge Agreement”), pursuant to which the Pledgors granted to Bank of America, N.A., as administrative agent, for the benefit of the Secured Bank Creditors a duly perfected first priority security interest in the Pledged Interests and other Collateral described therein (except as otherwise expressly permitted under that certain Credit Agreement dated as of June 22, 2010 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among the Borrowers, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the lenders from time to time party thereto) to secure extensions of credit made or maintained under the Existing Credit Agreement and certain Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements (each as defined in the Existing Credit Agreement).

B.           Pursuant to that certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, Bank of America, N.A., as administrative agent and collateral agent, swing line lender and letter of credit issuer, and the lenders now or hereafter party thereto (the “Lenders”), the Lenders have agreed to amend and restate the Existing Credit Agreement and to continue to provide to the Borrowers a revolving credit facility with a letter of credit sublimit and swing line facility.

C.           Certain additional extensions of credit may be made from time to time for the benefit of the Pledgors pursuant to certain Secured Cash Management Agreements, Secured Hedge Agreements and Secured Cash Related Products Agreements (each as defined in the Credit Agreement).

D.           Pursuant to that certain Note Purchase Agreement dated as of May 1, 2001 (as amended by the First Amendment thereto dated as of June 15, 2003 and the Second Amendment thereto dated as of the date hereof (the “Second Amendment to 2013 Notes Agreement”) and as further amended, restated, supplemented or otherwise modified from time to time, the “2013 Notes Agreement”), among the Company and the purchasers named therein, the Company has issued and sold to certain Noteholders 6.96% Senior Notes due May 1, 2013 as amended, restated, supplemented or otherwise modified from time to time (the “2013 Notes”), and pursuant to that certain Note Purchase Agreement dated as of December 12, 2007 (as amended by the First Amendment thereto dated as of the date hereof (the “First Amendment to 2019 Notes Agreement”) and as further amended, restated, supplemented or otherwise modified from time to time, the “2019 Notes Agreement”), among the Company and the purchasers named therein, the Company has issued and sold to certain Noteholders 6.11% Series 2007-A Senior Notes due December 12, 2019 (together with any additional notes issued pursuant to the 2019 Notes Agreement and as each may be amended, restated, supplemented or otherwise modified from time to time, the “2019 Notes”).

E.           Pursuant to an Intercreditor and Collateral Agency Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Bank Agent (on behalf of the Secured Bank Creditors), the holders of the 2013 Notes, the holders of the 2019 Notes, the Collateral Agent and acknowledged by the Loan Parties, the parties thereto have agreed that the Secured Obligations shall be secured under this Pledge Agreement on a pari passu basis and that the Collateral Agent shall act on behalf of the Secured Creditors regarding the Collateral.

F.           It is a condition precedent to the Lenders’ obligation to amend and restate the Existing Credit Agreement, to the Secured Bank Creditors’ obligations to make and maintain such extensions of credit, to the obligation of the holders of the 2013 Notes to enter into the Second Amendment to the 2013 Notes Agreement and to the obligation of the holders of the 2019 Notes to enter into the First Amendment to the 2019 Notes Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Collateral Agent.

In order to induce the Lenders to amend and restate the Existing Credit Agreement, to induce the Secured Bank Creditors to from time to time make and maintain extensions of credit under the Credit Agreement and such Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements and to induce the holders of the 2013 Notes to agree to the Second Amendment to the 2013 Notes Agreement and the holders of the 2019 Notes to agree to the First Amendment to the 2019 Notes Agreement, each Pledgor hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Creditors, that the Existing Pledge Agreement is hereby amended and restated by this Pledge Agreement with the effect that the Existing Pledge Agreement as so amended and restated is hereby continued into this Pledge Agreement, and this Pledge Agreement shall constitute neither a release nor novation of any obligation or liability arising under the Existing Pledge Agreement, and such obligations shall continue in effect on the terms hereof, all as follows:

1.           Certain Definitions.  All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.  Terms used in this Pledge Agreement that are not otherwise expressly defined herein or in the Intercreditor Agreement, and for which meanings are provided in the Credit Agreement, shall have the meaning given therefor in the Credit Agreement as in effect on the date hereof.  Terms used in this Pledge Agreement that are not otherwise expressly defined herein, in the Intercreditor Agreement or in the Credit Agreement, and for which meanings are provided in the Uniform Commercial Code of the State of California (the “UCC”), shall have such meanings unless the context requires otherwise.  In addition, for purposes of this Pledge Agreement, the following terms have the following definitions:

“Closing Date” shall mean October 11, 2012.

“Excluded Property” means, with respect to any Pledgor, (a) any owned or leased real property subject to a Mortgage or (b) any property that would otherwise constitute a general intangible to the extent that the grant of a security interest in such property is prohibited by any requirement of law of a Governmental Authority, requires a consent not obtained from any Governmental Authority pursuant to such requirement of law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, permit, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any investment property, any applicable shareholder, joint venture or similar agreement, except in each case to the extent that such requirement of law or the term in such contract, license, agreement, instrument or other document or shareholder, joint venture or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law; provided, however, the exclusion in this clause (b) shall not apply to Subsidiary Securities in joint venture investments or Subsidiaries acquired or created after the Closing Date unless after reasonable best efforts the relevant Pledgor is unable either to avoid the conditions set forth in this clause (b) or to obtain consents, waivers or approvals thereof.

“Permitted Liens” means Liens permitted to exist under Section 7.01 of the Credit Agreement, Section 10.5 of the 2013 Notes Agreement, Section 10.5 of the 2019 Notes Agreement and any analogous covenant under any additional Notes Documents.

“Secured Obligations” means the “Secured Obligations”, as defined in the Intercreditor Agreement.

“Termination Date” means the “Termination Date”, as defined in the Intercreditor Agreement.

2.           Pledge of Pledged Interests; Other Collateral.

(a)           Each Pledgor hereby grants as collateral security for the payment, performance and satisfaction of all of the Secured Obligations, to the Collateral Agent for the benefit of the Secured Creditors a first priority security interest (subject only to Permitted Liens) in all of the following items of property in which it now has or may at any time hereafter acquire an interest or the power to transfer rights therein, and wheresoever located:

(i)           all Subsidiary Securities in all of its Material Subsidiaries and certain other Subsidiaries of the Pledgors described on Schedule I hereto (limited, in the case of Foreign Subsidiaries to Subsidiary Securities that, when taken with all other Subsidiary Securities pledged hereunder, constitute no more than (x) 65% of the Voting Securities of each Direct Foreign Subsidiary and (y) 100% of the other Subsidiary Securities of such Pledgor in each Direct Foreign Subsidiary), in each case, whether now existing or hereafter created or acquired (collectively, the “Pledged Interests”), including without limitation the Pledged Interests more particularly described on Schedule I hereto (such Subsidiaries, together with all other Subsidiaries whose Subsidiary Securities may be required to be subject to this Pledge Agreement from time to time, are referred to collectively as the “Pledged Subsidiaries”);

(ii)           all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any Pledged Interest, or (y) by its or their terms exchangeable or exercisable for or convertible into any Pledged Interest;

(iii)           all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Collateral Agent in substitution for or as an addition to any of the foregoing;

(iv)           all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and

(v)           all proceeds of any of the foregoing.

All such Pledged Interests, certificates, instruments, cash, securities, interests, dividends, rights and other property referred to in clauses (i) through (v) of this Section 2 are herein collectively referred to as the “Collateral”.  Notwithstanding the foregoing, neither the Pledged Interests nor the Collateral shall include any Excluded Property.

(b)           Subject to Section 11(a), each Pledgor agrees to deliver all certificates, instruments or other documents representing any Collateral to the Collateral Agent at such location as the Collateral Agent shall from time to time designate by written notice pursuant to Section 23 for its custody at all times until termination of this Pledge Agreement, together with such instruments of assignment and transfer as requested by the Collateral Agent.

(c)           Each Pledgor agrees to execute and deliver, or cause to be executed and delivered by other Persons, at Pledgor’s expense, all share certificates, documents, instruments, agreements, financing statements (and amendments thereto and continuations thereof), assignments, control agreements, or other writings as the Collateral Agent may request from time to time to carry out the terms of this Pledge Agreement or to protect or enforce the Collateral Agent’s Lien and security interest in the Collateral hereunder granted to the Collateral Agent for the benefit of the Secured Creditors and further agrees to do and cause to be done upon the Collateral Agent’s request, at Pledgor’s expense, all things reasonably determined by the Collateral Agent to be necessary or advisable to perfect and keep in full force and effect the Lien in the Collateral hereunder granted to the Collateral Agent for the benefit of the Secured Creditors, including the prompt payment of all out-of-pocket fees and reasonable expenses incurred in connection with any filings made to perfect or continue the Lien and security interest in the Collateral hereunder granted in favor of the Collateral Agent for the benefit of the Secured Creditors.

(d)           All filing fees, advances, charges, costs and expenses, including all fees and expenses of counsel to the extent required to be reimbursed by the Company or any Subsidiary under the Credit Agreement, the Notes Documents or the Intercreditor Agreement (collectively, “Attorneys’ Costs”), incurred or paid by the Collateral Agent or any Secured Creditor in exercising any right, power or remedy conferred by this Pledge Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations secured hereunder and shall be paid to the Collateral Agent for the benefit of the Secured Creditors by the Pledgor in respect of which the same was incurred immediately upon demand therefor, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

(e)           Each Pledgor agrees to register and cause to be registered the interest of the Collateral Agent, for the benefit of the Secured Creditors, in the Collateral on its own books and records and the registration books of each of the Pledged Subsidiaries.

Each of the parties hereto hereby acknowledges and agrees that the security interests in the Collateral granted under the Existing Pledge Agreement and all of the other Security Instruments (as defined in the Existing Credit Agreement) to the Administrative Agent, and all Security Instruments (as defined in the Existing Credit Agreement) evidencing such security interests are hereby assigned to the Collateral Agent

3.           Status of Pledged Interests.  Each Pledgor hereby represents, warrants and covenants to the Collateral Agent for the benefit of the Secured Creditors, with respect to itself and the Collateral as to which it has or acquires any interest, that:

(a)           All of the Pledged Interests are, as of the date of execution of this Pledge Agreement or Pledge Joinder Agreement by each Pledgor pledging such Pledged Interests (such date as applicable with respect to each Pledgor, its “Applicable Date”), and shall at all times thereafter be validly issued and outstanding, fully paid and non-assessable and constitute (i) 65% of the issued and outstanding Voting Securities (or if any Pledgor shall own less than 65% of such Voting Securities, then 100% of the Voting Securities owned by such Pledgor) and 100% of the other issued and outstanding Subsidiary Securities of each Direct Foreign Subsidiary constituting a Pledged Subsidiary and (ii) all of the issued and outstanding Subsidiary Securities of all Domestic Subsidiaries constituting Pledged Subsidiaries, and are accurately described on Schedule I.

(b)           The Pledgor is at its Applicable Date and shall at all times thereafter (subject to Dispositions permitted under the Credit Agreement and the Notes Documents) be the sole registered and record and beneficial owner of the Pledged Interests, free and clear of all Liens, charges, equities, options, hypothecations, encumbrances and restrictions on pledge or transfer, including transfer of voting rights (other than Permitted Liens, the pledge hereunder and applicable restrictions pursuant to federal and state and applicable foreign securities laws).  Without limiting the foregoing, the Pledged Interests are not and will not be subject to any voting trust, shareholders agreement, right of first refusal, voting proxy, power of attorney or other similar arrangement (other than the rights hereunder in favor of the Collateral Agent).

(c)           At no time shall any Pledged Interests (i) be held or maintained in the form of a security entitlement or credited to any securities account and (ii) which constitute a “security” (or as to which the related Pledged Subsidiary has elected to have treated as a “security”) under Article 8 of the UCC (including, for the purposes of this Section, the Uniform Commercial Code of any other applicable jurisdiction) be maintained in the form of uncertificated securities.  With respect to Pledged Interests that are “securities” under the UCC, or as to which the issuer has elected at any time to have such interests treated as “securities” under the UCC, such Pledged Interests are, and shall at all times be, represented by the share certificates listed on Schedule I hereto, which share certificates, with stock powers duly executed in blank by the Pledgor, have been delivered to the Collateral Agent or are being delivered to the Collateral Agent simultaneously herewith or, in the case of Additional Interests as defined in Section 22, shall be delivered pursuant to Section 22. In addition, with respect to all Pledged Interests, including Pledged Interests that are not “securities” under the UCC and as to which the applicable Pledged Subsidiary has not elected to have such interests treated as “securities” under the UCC, the Pledgor has at its Applicable Date delivered to the Collateral Agent (or has previously delivered to the Collateral Agent or, in case of Additional Interests, shall deliver pursuant to Section 22) Uniform Commercial Code financing statements (or appropriate amendments thereto) duly authorized by the Pledgor and naming the Collateral Agent for the benefit of the Secured Creditors as “secured party”, in form, substance and number sufficient in the reasonable opinion of the Collateral Agent to be filed in all UCC filing offices and in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Collateral Agent for the benefit of the Secured Creditors the Lien on such Pledged Interests, together with all required filing fees.  Without limiting the foregoing provisions of this Section 3(c), with respect to any Pledged Interests issued by any Direct Foreign Subsidiary, Pledgor shall deliver or cause to be delivered, (i) in addition to or in substitution for all or any of the foregoing items, as the Collateral Agent may elect, such other instruments, certificates, agreements, notices, filings, and other documents, and take or cause to be taken such other action, as the Collateral Agent may determine to be necessary or advisable under the laws of the jurisdiction of formation of such Direct Foreign Subsidiary, to grant, perfect and protect as a first priority lien (subject to Permitted Liens) in such Collateral in favor of the Collateral Agent for the benefit of the Secured Creditors, and (ii) if requested by the Collateral Agent, an opinion of counsel acceptable in form and substance to the Collateral Agent issued by a law firm acceptable to the Collateral Agent licensed to practice law in such foreign jurisdiction, addressing with respect to such Pledged Interests the matters described in Section 6.14 of the Credit Agreement.

(d)           It has full corporate power, legal right and lawful authority to execute this Pledge Agreement (and any Pledge Joinder Agreement applicable to it) and to pledge, assign and transfer its Pledged Interests in the manner and form hereof.

(e)           The pledge, assignment and delivery of its Pledged Interests (along with undated stock powers executed in blank, financing statements and other agreements referred to in Section 3(c) hereof) to the Collateral Agent for the benefit of the Secured Creditors pursuant to this Pledge Agreement (or any Pledge Joinder Agreement) creates or continues, as applicable, a valid and perfected first priority security interest (subject to Permitted Liens) in such Pledged Interests in favor of the Collateral Agent for the benefit of the Secured Creditors, securing the payment of the Secured Obligations, assuming, in the case of the Pledged Interests which constitute certificated “securities” under the UCC (including, for the  purposes of this Section, the Uniform Commercial Code of any other applicable jurisdiction), continuous and uninterrupted possession by or on behalf of the Collateral Agent.  The Pledgor will at its own cost and expense defend the Secured Creditors’ right, title and security interest in and to the Collateral against the claims and demands of all Persons whomsoever.

(f)           Except as otherwise expressly provided herein, in the Credit Agreement pursuant to a Disposition permitted under the Credit Agreement, in any Notes Document pursuant to a Disposition permitted under such Notes Document, none of the Pledged Interests (nor any interest therein or thereto) shall be sold, transferred or assigned without the Collateral Agent’s prior written consent, which may be withheld for any reason.

(g)           It shall at all times cause the Pledged Interests of such Pledgor that constitute “securities” (or as to which the issuer elects to have treated as “securities”) under the UCC to be represented by the certificates now and hereafter delivered to the Collateral Agent in accordance with Sections 2, 3 and 22 hereof and that it shall cause each of the Pledged Subsidiaries as to which it is the Pledgor not to issue any Subsidiary Securities, or securities convertible into, or exchangeable or exercisable for, Subsidiary Securities, at any time during the term of this Pledge Agreement unless the Pledged Interests of such Pledge Subsidiary are issued solely to either (y) such Pledgor who shall promptly comply with Sections 3 and 22 hereof with respect to such property or (z) any Borrower or another Guarantor who shall promptly pledge such additional Subsidiary Securities to the Collateral Agent for the benefit of the Secured Creditors pursuant to Section 22 or 24 hereof, as applicable, on substantially identical terms as are contained herein and deliver or cause to be delivered the appropriate documents described in Section 3(c) hereof to the Collateral Agent and take such further actions as the Collateral Agent may deem necessary in order to perfect a first priority security interest (subject to Permitted Liens) in such Subsidiary Securities.

(h)           The exact legal name and address, type of Person, jurisdiction of formation, jurisdiction of formation identification number (if any), and location of the chief executive office of such Pledgor, in each case, as of the Closing Date, are as specified on Schedule II attached hereto.  No Pledgor shall change its name, jurisdiction of formation (whether by reincorporation, merger or otherwise), or the location of its chief executive office, except upon giving not less than thirty (30) days’ prior written notice to the Collateral Agent and taking or causing to be taken all such action at such Pledgor’s expense as may be reasonably requested by the Collateral Agent to perfect or maintain the perfection of the Lien of the Collateral Agent in Collateral.

4.           Preservation and Protection of Collateral.

(a)           The Collateral Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession.

(b)           Each Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral in which it has an interest as and when required under Section 6.04 of the Credit Agreement, Section 9.4 of the 2013 Notes Agreement, Section 9.4 of the 2019 Notes Agreement and any analogous covenant under any additional Notes Documents.  Upon the failure of any Pledgor to so pay or contest such taxes, charges, Liens or assessments as and when required under Section 6.04 of the Credit Agreement, Section 9.4 of the 2013 Notes Agreement, Section 9.4 of the 2019 Notes Agreement or any analogous covenant under any additional Notes Documents, or upon the failure of any Pledgor to pay any amount pursuant to Section 2(c), the Collateral Agent at its option may pay or contest any of them (the Collateral Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest.  All sums so disbursed by the Collateral Agent, including Attorneys’ Costs, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Pledgor to the Collateral Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

(c)           Each Pledgor hereby (i) irrevocably authorizes the Collateral Agent to file (with, or to the extent permitted by applicable law, without the signature of the Pledgor appearing thereon) financing statements (including amendments thereto and continuations and copies thereof) showing such Pledgor as “debtor” at such time or times and in all filing offices as the Collateral Agent may from time to time reasonably determine to be necessary or advisable to perfect or protect the rights of the Collateral Agent and the Secured Creditors hereunder, or otherwise to give effect to the transactions herein contemplated, and (ii) irrevocably ratifies and acknowledges all such actions taken by or on behalf of the Collateral Agent prior to the Applicable Date.

5.           Default.  Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent is given full power and authority, then or at any time thereafter, to sell, assign, deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Collateral Agent may elect; and any such sale may be made either at public or private sale at the Collateral Agent’s place of business or elsewhere, either for cash or upon credit or for future delivery, at such price or prices as the Collateral Agent may reasonably deem fair; and the Collateral Agent or any other Secured Creditor may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or right of redemption.  Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law.  Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Collateral Agent.  Each Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by Governmental Authorities, and that as a consequence of such prohibitions and restrictions the Collateral Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group.  Each Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Collateral Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the Pledged Subsidiary to register or otherwise qualify the Collateral, even if such Pledged Subsidiary would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law.  Each Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner.  Each Pledgor hereby acknowledges that a ready market may not exist for the Pledged Interests if they are not traded on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Interests may be sold for an amount less than a pro rata share of the fair market value of the Pledged Subsidiary’s assets minus its liabilities.  In addition to the foregoing, the Secured Creditors may exercise such other rights and remedies as may be available under the Loan Documents or the Notes Documents, at law (including without limitation the UCC) or in equity.

6.           Proceeds of Sale.  The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied in accordance with the terms of the Intercreditor Agreement.  Each Pledgor shall be liable to the Collateral Agent, for the benefit of the Secured Creditors, and shall pay to the Collateral Agent, for the benefit of the Secured Creditors, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.

7.           Presentments, Demands and Notices.  The Collateral Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.

8.           Attorney-in-Fact.  Each Pledgor hereby appoints the Collateral Agent as the Pledgor’s attorney-in-fact for the purposes of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Collateral Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.  Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to any Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.

9.           Reinstatement.  The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if, at any time any payment of any of the Secured Obligations made at or prior to the termination of this Pledge Agreement on the Termination Date is rescinded or must otherwise be returned by any Secured Creditor or is repaid by any Secured Creditor in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Pledgor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 9 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Pledge Agreement in any manner, including but not limited to termination upon occurrence of the Termination Date.

10.           Waiver by the Pledgors.  Each Pledgor waives to the extent permitted by applicable law (a) any right to require any Secured Creditor or any other obligee of the Secured Obligations to (i) proceed against any Person or entity, including without limitation any Loan Party, (ii) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (iii) pursue any other remedy in its power, (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, (d) any right to enforce any remedy which any Secured Creditor or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Collateral Agent for the benefit of the Secured Creditors.  Each Pledgor authorizes each Secured Creditor and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents or under the Notes Documents from time to time to: (x) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (y) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Creditor or obligee in its discretion may determine.

The Collateral Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Pledgor and the receipt thereof by such Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Collateral Agent shall thereafter be discharged from any liability or responsibility therefor.

11.           Dividends and Voting Rights.

(a)           All dividends and other distributions with respect to any of the Pledged Interests shall be subject to the pledge hereunder, provided, however, that cash dividends paid to a Pledgor as record owner of the Pledged Interests, to the extent permitted by the Credit Agreement and the Notes Documents to be declared and paid, may be retained by such Pledgor so long as no Event of Default shall have occurred and be continuing, free from any Liens hereunder.

(b)           So long as no Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of a Pledgor as record and beneficial owner shall not be changed and such Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms of the Loan Documents and the Notes Documents.

(c)           Upon the occurrence and during the continuance of any Event of Default and, in the case of an Event of Default other than the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower or Material Subsidiary under the Bankruptcy Code of the United States, after written notice from the Collateral Agent, all rights of the Pledgors to receive and retain cash dividends and other distributions upon the Collateral pursuant to subsection (a) above shall cease and shall thereupon be vested in the Collateral Agent for the benefit of the Secured Creditors, and each Pledgor shall promptly deliver, or shall cause to be promptly delivered, all such cash dividends and other distributions with respect to the Pledged Interests to the Collateral Agent (together, if the Collateral Agent shall request, with the documents described in Sections 2(c) and 3(c) hereof or other negotiable documents or instruments so distributed) to be held by it hereunder or, at the option of the Collateral Agent, to be applied to the Secured Obligations.  Pending delivery to the Collateral Agent of such property, each Pledgor shall keep such property segregated from its other property and shall be deemed to hold the same in trust for the benefit of the Secured Creditors.

(d)           Upon the occurrence and during the continuance of any Event of Default, at the option of the Collateral Agent, all rights of each of the Pledgors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Collateral Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Collateral Agent or its nominee or agent for the benefit of the Secured Creditors and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Pledgor hereby appoints the Collateral Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Pledged Interests hereunder upon the occurrence and during the continuance of any Event of Default, which proxy is coupled with an interest and is irrevocable until the Termination Date, and each Pledgor hereby agrees to provide such further proxies as the Collateral Agent may request; provided, however, that the Collateral Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

12.           Continued Powers.  Until the Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Collateral Agent for the benefit of the Secured Creditors hereunder shall continue to exist and may be exercised by the Collateral Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Pledgor may have ceased.

13.           Other Rights.  The rights, powers and remedies given to the Collateral Agent for the benefit of the Secured Creditors by this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Collateral Agent or any Secured Creditor under any other Loan Document or any Notes Document or by virtue of any statute or rule of law.  Any forbearance or failure or delay by the Collateral Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Creditors shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement and the applicable Notes Document.

14.           Anti-Marshaling Provisions.  The right is hereby given by each Pledgor to the Collateral Agent, for the benefit of the Secured Creditors, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Collateral Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Pledgor from personal liability for the Secured Obligations.  Notwithstanding the existence of any other security interest in the Collateral held by the Collateral Agent, for the benefit of the Secured Creditors, the Collateral Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Pledge Agreement.  Each Pledgor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any Loan Document or in any Notes Document.

15.           Entire Agreement.  This Pledge Agreement and each Pledge Joinder Agreement, together with the Credit Agreement and other Loan Documents and the Notes Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained.  The express terms hereof and of the Pledge Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof and thereof.  Neither this Pledge Agreement nor any Pledge Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement, the Notes Documents and the Intercreditor Agreement.

16.           Further Assurances.  Each Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver, and cause to be executed and delivered as may be necessary or advisable to give effect thereto, such additional conveyances, assignments, financing statements, control agreements, documents, certificates, stock powers, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration or enforcement of this Pledge Agreement or any Pledge Joinder Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights, powers and remedies for the benefit of the Secured Creditors hereunder or thereunder.  Each Pledgor hereby consents and agrees that the Pledged Subsidiaries and all other Persons, shall be entitled to accept the provisions hereof and of the Pledge Joinder Agreements as conclusive evidence of the right of the Collateral Agent, on behalf of the Secured Creditors, to exercise its rights, privileges, and remedies hereunder and thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Pledgor or any other Person to any of such Pledged Subsidiaries or other Persons.

17.           Binding Agreement; Assignment.  This Pledge Agreement and each Pledge Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Pledgor shall be permitted to assign this Pledge Agreement, any Pledge Joinder Agreement or any interest herein or therein or in the Collateral, or any part thereof or interest therein, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Collateral Agent as Collateral under this Pledge Agreement.  Without limiting the generality of the foregoing sentence of this Section 17, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement) and any Noteholder may assign or otherwise transfer, or grant to one or more Persons participations in or to, all or a portion of its rights and obligations under the 2013 Notes Agreement, the 2019 Notes Agreement or any other Notes Document (including, without limitation, any Notes held by it) to any other Person (to the extent permitted by the 2013 Notes Agreement, the 2019 Notes Agreement or such other Notes Document, as applicable); and to the extent of any such assignment, transfer or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender or such Noteholder herein or otherwise, subject however, to the provisions of the Intercreditor Agreement and, with respect to any obligations under the Credit Agreement, the Credit Agreement, including Article IX thereof (concerning the Collateral Agent) and Section 10.06 thereof (concerning assignments and participations).  All references herein to the Collateral Agent and to the Secured Creditors shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

18.           Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements.  No Cash Management Bank, Hedge Bank or Card Related Products Bank that obtains the benefit of this Pledge Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents and Intercreditor Agreement.  Notwithstanding any other provision of this Pledge Agreement to the contrary, neither the Bank Agent nor the Collateral Agent shall be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Secured Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Cash Related Products Agreements except to the extent expressly provided in the Credit Agreement or the Intercreditor Agreement and unless the Bank Agent and the Collateral Agent have received written notice of such Obligations, together with such supporting documentation as they may request, from the applicable Cash Management Bank, Hedge Bank and Card Related Products Bank, as the case may be.  Each Cash Management Bank, Hedge Bank or Card Related Products Bank not a party to the Credit Agreement and the Intercreditor Agreement that obtains the benefit of this Pledge Agreement shall be deemed to have acknowledged and accepted the appointment of the Collateral Agent pursuant to the terms of the Intercreditor Agreement, and that with respect to the actions and omissions of the Collateral Agent hereunder or otherwise relating hereto that do or may affect such Cash Management Bank, Hedge Bank or Card Related Products Bank, the Collateral Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement and the Intercreditor Agreement.  Neither the Bank Agent nor the Collateral Agent shall be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Card Related Products Agreements in the case of a Termination Date.

19.           Severability.  The provisions of this Pledge Agreement are independent of and separable from each other.  If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Pledge Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

20.           Counterparts.  This Pledge Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart executed by the Pledgor against whom enforcement is sought.

21.           Termination.  Subject to the provisions of Section 9, this Pledge Agreement and each Pledge Joinder Agreement, and all obligations of the Pledgors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Termination Date.  Upon any Disposition of the Collateral permitted under the Credit Agreement and the Notes Documents (to any Person other than a Borrower or Guarantor), then, at the request and sole expense of Pledgors, all Collateral subject to such Disposition shall be released from the Liens created hereby.  Upon such termination of this Pledge Agreement or release, the Collateral Agent shall, at the sole expense of the Pledgors, promptly deliver to the Pledgors the certificates evidencing its shares of Pledged Interests (and any other property received as a dividend or distribution or otherwise in respect of such Pledged Interests to the extent then held by the Collateral Agent as additional Collateral hereunder), together with any cash then constituting the Collateral not then sold or otherwise disposed of in accordance with the provisions hereof, and take such further actions at the request of the Pledgors as may be necessary to effect the same.

22.           Additional Interests.  If any Pledgor shall at any time acquire or hold any additional Pledged Interests, including any Pledged Interests issued by any Subsidiary not listed on Schedule I hereto which are required to be subject to a Lien pursuant to a Pledge Agreement by the terms hereof or of any provision of the Credit Agreement or any Notes Document (any such shares being referred to herein as the “Additional Interests”), such Pledgor shall deliver to the Collateral Agent for the benefit of the Secured Creditors (i) a Pledge Agreement Supplement in the form of Exhibit A hereto with respect to such Additional Interests duly completed and executed by such Pledgor and (ii) any other document required in connection with such Additional Interests as described in Section 3(c).  Each Pledgor shall comply with the requirements of this Section 22 concurrently with the acquisition of any such Additional Interests or, in the case of Additional Interests to which Section 6.14 of the Credit Agreement applies, within the time period specified in such Section or elsewhere in the Credit Agreement with respect to such Additional Interests; provided, however, that the failure to comply with the provisions of this Section 22 shall not impair the Lien on Additional Interests conferred hereunder.

23.           Notices.  Any notice required or permitted hereunder shall be given (a) with respect to any Borrower, at the address for the giving of notice for such Borrower then in effect under the Intercreditor Agreement, (b) with respect to any Pledgor other than any Borrower, at the address then in effect for the giving of notices to such Pledgor under any Guaranty Agreement to which it is a party and (c) with respect to the Collateral Agent, at the address then in effect for the giving of notices to the Collateral Agent then in effect under the Intercreditor Agreement.  All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

24.           Joinder.  Each Person who shall at any time execute and deliver to the Collateral Agent a Pledge Joinder Agreement substantially in the form attached as Exhibit B hereto shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Pledgor and shall have thereupon pursuant to Section 2 hereof granted a security interest in and collaterally assigned and pledged to the Collateral Agent for the benefit of the Secured Creditors all Pledged Interests which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Pledgors or to the parties to this Pledge Agreement shall be deemed to include such Person as a Pledgor hereunder.  Each Pledge Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Pledgor executing such Pledge Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules.

25.           Rules of Interpretation.  The rules of interpretation contained in Section 1.02 of the Credit Agreement as in effect on the date hereof shall be applicable to this Pledge Agreement and each Pledge Joinder Agreement and are hereby incorporated by reference.  All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.

26.           Governing Law; Waivers.

(a)           THIS PLEDGE AGREEMENT AND EACH PLEDGE JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

(b)           EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA SITTING IN THE CITY AND COUNTY OF SAN FRANCISCO AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF CALIFORNIA, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR A PLEDGE JOINDER AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH CALIFORNIA STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS PLEDGE AGREEMENT OR ANY PLEDGE JOINDER AGREEMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL AGENT OR ANY OTHER SECURED CREDITOR MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT OR A PLEDGE JOINDER AGREEMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)           EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY PLEDGE JOINDER AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)           EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 23.  NOTHING IN THIS PLEDGE AGREEMENT OR ANY PLEDGE JOINDER AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)           IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS PLEDGE AGREEMENT OR ANY PLEDGE JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE ARBITRATED IN ACCORDANCE WITH SECTION 10.15 OF THE CREDIT AGREEMENT AS IN EFFECT ON THE DATE HEREOF.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have duly executed this Pledge Agreement on the day and year first written above.

PLEDGORS:

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ Laurel J. Krzeminski
Name:	Laurel J. Krzeminski
Title:	VP and CFO

By:	/s/ Jigisha Desai
Name:	Jigisha Desai
Title:	VP Treasurer

GRANITE CONSTRUCTION COMPANY

By:	/s/ Laurel J. Krzeminski
Name:	Laurel J. Krzeminski
Title:	VP and CFO

By:	/s/ Jigisha Desai
Name:	Jigisha Desai
Title:	VP Treasurer

GILC INCORPORATED

By:	/s/ Laurel J. Krzeminski
Name:	Laurel J. Krzeminski
Title:	President and CEO

By:	/s/ Jigisha Desai
Name:	Jigisha Desai
Title:	VP and CFO

AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT
Signature Page

GRANITE CONSTRUCTION NORTHEAST, INC.

By:	/s/ Laurel J. Krzeminski
Name:	Laurel J. Krzeminski
Title:	VP and CFO

By:	/s/ Jigisha Desai
Name:	Jigisha Desai
Title:	VP Treasurer

INTERMOUNTAIN SLURRY SEAL, INC.

By:	/s/ Kathleen Schreckengost
Name:	Kathleen Schreckengost
Title:	VP Treasurer

By:	/s/ Darren S. Beevor
Name:	Darren S. Beevor
Title:	VP Controller

AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT
Signature Page

COLLATERAL AGENT:

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Bridgett J. Manduk
Name:	Bridgett J. Manduk
Title:	Assistant Vice President

AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Bridgett J. Manduk
Name:	Bridgett J. Manduk
Title:	Assistant Vice President

AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT
Signature Page

SCHEDULE I

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Granite Construction Inc.	Granite Construction Company	Common Stock	30,000,000	10,000,000	10,000,000	38	$0.01
Granite Construction Inc.	Granite Land Company	Common Stock		100	100	C-100	$1,000.00
Granite Construction Inc.	Granite SR 91 Corporation	Common Stock		1,000	1,000	C-100	$100.00
Granite Construction Inc.	GILC Incorporated	Common Stock		5,000	5,000	C-100	$100.00
Granite Construction Inc.	Intermountain Slurry Seal, Inc.	Common Stock	250,000	103,035	103,035	C-100	$1.00
Granite Construction Inc.	Granite Construction International	Common Stock	1,000,000	1,040	1,040	2	$10.00
Granite Construction Inc.	Pozzolan Products Company	Common Stock		1,000	1,000	C-100	$1.00
Granite Construction Inc.	Granite Construction Northeast, Inc.	Common Stock	400	300	300	C-100	None
Granite Construction Co.	Granite Northwest, Inc.	Common Stock	1,000,000	100	100	2	None

SCHEDULE II

GRANITE CONSTRUCTION INCORPORATED (Company and a Borrower) PO Box 50085, Watsonville, CA 95077-5085	Incorporated: 1/24/90, Delaware EIN: 77-0239383

Borrower and a Material Subsidiary

Granite Construction
Company

PO Box 50085
Watsonville, CA 95077

Heavy/Highway Construction
and
Material Sales

Incorporated: 1/4/22
California
Wholly-owned
Acquired: 2/5/90
EIN: 94-0519552

Borrower and a Material Subsidiary GILC Incorporated P.O. Box 50085 Watsonville, CA 95077-5085 Equipment Leasing Incorporated: 5/22/95 California Wholly-owned EIN: 77-0406448
Material Subsidiary

Granite Construction Northeast, Inc.

120 White Plains Road, Ste. 310
Tarrytown, NY 10591

Heavy/Highway Construction

Incorporated: 3/6/89
New York
Wholly-owned
Acquired: 7/1/01
EIN: 13-3513863

Material Subsidiary

Intermountain Slurry Seal, Inc.

1000 North Warm Springs Road
Salt Lake City, Utah 84116
Branch Locations – Nevada, California

Heavy/Highway Construction
Non-Union
Crusher/Asphalt Plant

Incorporated: 4/23/82
Wyoming
Wholly-owned
Acquired: 5/8/95
EIN: 87-0307259

EXHIBIT A

PLEDGE AGREEMENT SUPPLEMENT

THIS PLEDGE AGREEMENT SUPPLEMENT  dated as of _____________, 20__ (this “Pledge Agreement Supplement”), is made by _______________________________, a ________________ (the “Pledgor”), in favor of BANK OF AMERICA, N.A., in its capacity as Collateral Agent (the “Collateral Agent”) for the Secured Creditors.

RECITALS:

A.           The Pledgor is party to that certain Amended and Restated Securities Pledge Agreement dated as of October 11, 2012 (as in effect on the date hereof, the “Pledge Agreement”; all capitalized terms used but not defined herein shall have the meanings provided therefor such Pledge Agreement), among Granite Construction Incorporated, a Delaware corporation (the “Company” and a “Borrower”), Granite Construction Company, a California corporation (“GCC” and a “Borrower”), GILC Incorporated, a California corporation (“GILC” and a “Borrower”, and together with the Company and GCC, collectively, the “Borrowers”), certain Subsidiaries of the Company and the Collateral Agent.

B.           The Pledgor has acquired rights in the Pledged Interests listed on Annex A to this Supplement (the “Additional Interests”) and desires to pledge, and evidence its prior pledge, to the Collateral Agent for the benefit of the Secured Creditors all of the Additional Interests in accordance with the terms of the Credit Agreement, the Notes Documents and the Pledge Agreement.

In order to induce the Secured Creditors to from time to time make and/or maintain extensions of credit under the Credit Agreement, Secured Cash Management Agreements, Secured Hedge Agreements, Secured Cash Related Products Agreements and the Notes Documents, the Pledgor hereby agrees as follows:

1.           Affirmations.  The Pledgor hereby reaffirms and acknowledges the pledge and collateral assignment to, and the grant of security interest in, the Additional Interests contained in the Pledge Agreement and pledges and collaterally assigns to the Collateral Agent for the benefit of the Secured Creditors, and grants to the Collateral Agent for the benefit of the Secured Creditors a first priority lien and security interest (subject to Permitted Liens) in, the Additional Interests and all of the following:

(a)           all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any or all of the Additional Interests or (y) by its or their terms exchangeable or exercisable for or convertible into any Additional Interest or other Pledged Interest;

(b)           all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Collateral Agent in substitution for or as an addition to any of the foregoing;

(c)           all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and

(d)           all proceeds of any of the foregoing.

The Pledgor hereby acknowledges, agrees and confirms by its execution of this Supplement that the Additional Interests constitute “Pledged Interests” under and are subject to the Pledge Agreement, and the items of property referred to in clauses (a) through (d) above (the “Additional Collateral”) shall collectively constitute “Collateral” under and are subject to the Pledge Agreement.  Each of the representations and warranties with respect to Pledged Interests and Collateral contained in the Pledge Agreement is hereby made by the Pledgor with respect to the Additional Interests and the Additional Collateral, respectively.  The Pledgor further represents and warrants that Annex A attached to this Supplement contains a true, correct and complete description of the Additional Interests, and that all other documents required to be furnished to the Collateral Agent pursuant to Section 3(c) of the Pledge Agreement in connection with the Additional Collateral have been delivered or are being delivered simultaneously herewith to the Collateral Agent.  The Pledgor further acknowledges that Schedule I to the Pledge Agreement shall be deemed, as to it, to be supplemented as of the date hereof to include the Additional Interests as described on Annex A to this Supplement.

2.           Counterparts.  This Pledge Agreement Supplement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement Supplement to produce or account for more than one such counterpart executed by the Pledgor.

3.           Governing Law; Venue; Waiver of Jury Trial.  The provisions of Section 26 of the Pledge Agreement are hereby incorporated by reference as if fully set forth herein.

[Signature page follows.]

IN WITNESS WHEREOF, the Pledgor has caused this Supplement to be duly executed by its authorized officer as of the day and year first above written.

PLEDGOR:

By:
Name:
Title:

ANNEX A
(to Pledge Agreement Supplement of __________ dated __________)

Additional Interests

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Additional Interest	Total Amount of Class or Type of Additional Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)

EXHIBIT B

PLEDGE JOINDER AGREEMENT

THIS PLEDGE JOINDER AGREEMENT dated as of _____________, 20__ (this “Pledge Joinder Agreement”), is made by _______________________________, a ________________ (the “Joining Pledgor”), in favor of BANK OF AMERICA, N.A., in its capacity as Collateral Agent (the “Collateral Agent”) for the Secured Creditors.

RECITALS:

A.           Granite Construction Incorporated, a Delaware corporation, (the “Company” and a “Borrower”), Granite Construction Company, a California corporation (“GCC” and a “Borrower”), GILC Incorporated, a California corporation (“GILC” and a “Borrower”, and together with the Company and GCC, collectively, the “Borrowers”), certain Subsidiaries of the Company and the Collateral Agent, are party to an Amended and Restated Securities Pledge Agreement dated as of October 11, 2012 (as in effect on the date hereof, the “Pledge Agreement”; all capitalized terms used but not defined herein shall have the meanings provided therefor in such Pledge Agreement).

B.           The Joining Pledgor is a Subsidiary of the Company and is required by the terms of the Credit Agreement and/or the Notes Documents to become a Guarantor and be joined as a party to the Pledge Agreement as a Pledgor.

C.           The Joining Pledgor will materially benefit directly and indirectly from the making and/or maintenance of the extensions of credit made from time to time under the Credit Agreement, Secured Cash Management Agreements, Secured Hedge Agreements, Secured Cash Related Products Agreements and under the Notes Documents.

In order to induce the Secured Creditors to from time to time make and/or maintain extensions of credit under the Credit Agreement, Secured Cash Management Agreements, Secured Hedge Agreements, Secured Cash Related Products Agreements and the Notes Documents, the Joining Pledgor hereby agrees as follows:

1.           Joinder.  The Subsidiary hereby irrevocably, absolutely and unconditionally becomes a party to the Pledge Agreement as a Pledgor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Pledgor or to which each Pledgor is subject thereunder, including without limitation the grant pursuant to Section 2 of the Pledge Agreement of a security interest to the Collateral Agent for the benefit of the Secured Creditors in, and collateral assignment and pledge to the Collateral Agent of, the Pledged Interests and other property constituting Collateral of such Pledgor or in which such Pledgor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Secured Obligations, all with the same force and effect as if the Joining Pledgor were a signatory to the Pledge Agreement.

2.           Affirmations.  The Joining Pledgor hereby acknowledges and affirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Pledgor contained in the Pledge Agreement.

3.           Supplemental Schedules.  Attached to this Pledge Joinder Agreement are duly completed schedules (the “Supplemental Schedules”) supplementing as thereon indicated the respective Schedules to the Pledge Agreement.  The Joining Pledgor represents and warrants that the information contained on each of the Supplemental Schedules with respect to such Joining Pledgor and its properties and affairs is true, complete and accurate as of its Applicable Date.

4.           Severability.  The provisions of this Pledge Joinder Agreement are independent of and separable from each other.  If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Pledge Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

5.           Counterparts.  This Pledge Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Pledgor.  Delivery of an executed counterpart of a signature page of this Pledge Joinder Agreement by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

6.           Delivery.  The Joining Pledgor hereby irrevocably waives notice of acceptance of this Pledge Joinder Agreement and acknowledges that the Secured Obligations are and shall be deemed to be incurred, and credit extensions under the Loan Documents, Secured Cash Management Agreements, Secured Hedge Agreements, Secured Cash Related Products Agreements and Note Documents made and maintained, in reliance on this Pledge Joinder Agreement and the Pledgor’s joinder as a party to the Pledge Agreement as herein provided.

7.           Governing Law; Venue; Waiver of Jury Trial.  The provisions of Section 26 of the Pledge Agreement are hereby incorporated by reference as if fully set forth herein.

[Signature page follows.]

IN WITNESS WHEREOF, the Joining Pledgor has duly executed and delivered this Pledge Joinder Agreement as of the day and year first written above.

JOINING PLEDGOR:

By:
Name:
Title:

SUPPLEMENTAL
SCHEDULE I

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Additional Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)

Delivered Pursuant to Pledge Joinder Agreement of: __________________________________
Applicable Date:  __________, 20__

SUPPLEMENTAL
SCHEDULE II

Name and Address of Pledgor	Type of Person	Jurisdiction of Formation of Pledgor	Jurisdiction of Formation Identification Number	Address of Chief Executive Office

Delivered Pursuant to Pledge Joinder Agreement of: __________________________________
Applicable Date:  __________, 20__